UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 26, 2008

Juniper Networks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26339	770422528
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1194 North Mathilda Avenue, Sunnyvale, California		94089
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(408) 745-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 26, 2008, the board of directors of Juniper Networks, Inc. (the "Company") amended and restated the Company’s Bylaws, including changes to Article II, Article III and Article XII. Certain clarifying changes were made to the Bylaws to conform to applicable provisions of law, with changes to Section 2.1 to allow stockholders’ meetings to be held by means of remote communication and changes to Article XII to clarify that the Company’s ability to make loans to officers or employees of the Company is subject to applicable law. Section 2.3 was also amended to specify the vote required for the board of directors to call a special meeting of stockholders. In addition, Section 3.8 of the Bylaws was amended to provide that a meeting of the board of directors at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, provided that any action taken is approved by at least a majority of the required quorum for that meeting.

The principal changes made to the Bylaws were to the advance notice provisions contained in Section 2.5 to remove ambiguities and to take into account recent Delaware case law. Such changes include the following:

Advance Notice of Stockholder Business

• At an annual meeting of stockholders, only such business shall be conducted as shall have been properly brought before the meeting;

• To be properly brought before the annual meeting, the business must be brought: (a) pursuant to the Company’s proxy materials with respect to the meeting; (b) by or at the direction of the board of directors; or (c) by a stockholder of the Company who is a stockholder of record at the time of giving notice and is a stockholder of record on the record date for the meeting and who otherwise timely complies with the notice procedures set forth in Section 2.5(i);

• To be timely, the stockholder’s notice must be received by the Company’s corporate secretary not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the Company first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the prior year’s annual meeting, provided, however, that if no annual meeting were held in the prior year or the annual meeting is advanced more than 30 days prior to or delayed more than 60 days after the one-year anniversary of the prior year’s annual meeting, then for notice to be timely, the notice must be received by the Company’s corporate secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which a Public Announcement (as defined in the Bylaws) of the date of the annual meeting is first made;

• An adjournment or postponement of the annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice described above;

• To be in proper form, the stockholder’s notice must provide the information prescribed in Section 2.5(i)(b), including: (a) a brief description of the business intended to be brought and the reasons for such business; (b) the name and address of the stockholder and any Stockholder Associated Person (as defined in the Bylaws); (c) the class and number of shares held of record or beneficially owned by the stockholder and Stockholder Associated Person and any derivative positions held by the stockholder and any Stockholder Associated Person; (d) whether and the extent to which any hedging transaction or other transaction has been entered into for the purpose of mitigating loss or to manage the risk or benefit of share price changes, or to increase or decrease the voting power of the stockholder or any Stockholder Associated Person; (e) any material interest of the stockholder or any Stockholder Associated Person in such business; and (f) a statement whether the stockholder or any Stockholder Associated Person intends to deliver a proxy statement and/or form of proxy to holders of the Company’s shares sufficient to obtain approval on the matter proposed. The notice must be supplemented not later than 10 days following the record date to disclose the information contained in clauses (c) and (d) above as of the record date;

Advance Notice of Director Nominations at Annual Meetings

• To be properly brought before the annual meeting, nominations of stockholders must be brought: (a) by or at the direction of the board of directors; or (b) by a stockholder of the Company who was a stockholder of record at the time of giving notice and was a stockholder of record on the record date for the meeting and who complies with the notice procedures set forth in Section 2.5(ii) and timing provisions described in the third bullet under "Advance Notice of Stockholder Business" above;

• To be in proper form, the stockholder’s notice for a director nomination must provide as to each nominee by the stockholder: (a) the name, age, business address and residence of the nominee; (b) the principal occupation or employment of the nominee; (c) the class and number of shares beneficially owned by the nominee and any derivative positions held by the nominee; (d) whether and the extent to which any hedging or other transaction has been entered into by or on behalf of the nominee for the purpose of mitigating loss or to manage the risk or benefit of share price changes, or to increase or decrease the voting power of the nominee; (e) a description of all arrangements or understandings between the stockholder and the nominee and any other person(s) pursuant to which nominations are made by the stockholder; (f) a written statement by the nominee acknowledging that as a director of the Company, the nominee will owe a fiduciary duty under Delaware law with respect to the Company and its stockholders; and (g) any other information required to be disclosed in proxy solicitations for the election of directors under Regulation 14A; (h) the information required in clauses (b) through (e) in the fifth bullet under "Advance Notice of Stockholder Business" above; and (i) a statement whether either the stockholder or Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of a number of the Company’s voting shares reasonably believed by such stockholder or Stockholder Associated Person to be necessary to elect such nominee(s);

• At the request of the board of directors, any person nominated by a stockholder shall furnish to the Company’s corporate secretary the information required in the immediately preceding bullet as of a date subsequent to the date of initial notice and such additional information as may be required by the Company to determine the eligibility of such nominee to serve as an independent director or that could be material to a reasonable investor’s understanding of the independence, or lack thereof, of the nominee. In the absence of furnishing such requested information, the stockholder’s notice shall not be considered in proper form;

Special Meetings of Stockholders

• Nominations of persons for election to the board of directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Company’s notice of meeting only: (1) by or at the direction of the board of directors; or (2) by any stockholder of the Company who is a stockholder of record at the time of giving notice, who is entitled to vote at the special meeting, who complies with the notice procedures set forth in the next bullet below, and who provides the information described in the second and third bullets under "Advance Notice of Director Nominations at Annual Meetings" above;

• To be timely, such notice must be delivered to the Company’s secretary not later than the close of business on the later of the 90th day prior to such meeting or the 10th day following the day on which a Public Announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting;
Other Requirements and Rights

• A stockholder shall comply with all applicable requirements of state law and the Securities Exchange Act of 1934 (the "34 Act") and the rules thereunder with respect to the matters set forth in Section 2.5;

• Nothing in Section 2.5 shall be deemed to affect any right of a stockholder to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 of the 34 Act.

Prior to the amendment, Section 2.5 provided that: To be properly brought before an annual meeting or special meeting, nominations for the election of director or other business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors, or (c) otherwise properly brought before the meeting by a stockholder. For such nominations or other business to be considered properly brought before the meeting by a stockholder, such stockholder must have given timely written notice and in proper form of his intent to bring such business before such meeting. To be timely, such stockholder's notice must be delivered to or mailed and received by the secretary of the Company not less than one hundred twenty (120) days prior to the date of the Company’s proxy statement released to stockholders in connection with the Company’s previous year's annual meeting of stockholders. To be in proper form, a stockholder's notice to the secretary shall set forth: (i) the name and address of the stockholder who intends to make the nominations, propose the business, and, as the case may be, the name and address of the person or persons to be nominated or the nature of the business to be proposed; (ii) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice or introduce the business specified in the notice; (iii) if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (iv) such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the board of directors; and (v) if applicable, the consent of each nominee to serve as director of the Company if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

The foregoing summary is qualified in its entirety by the text of the Bylaws of the Company, as amended and restated on August 26, 2008, a copy of which is attached hereto as Exhibit 3.1, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Description

3.1 Bylaws of Juniper Networks, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Juniper Networks, Inc.

September 2, 2008	By:	Mitchell L. Gaynor

Name: Mitchell L. Gaynor
Title: Senior Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

3.1	Bylaws of Juniper Networks, Inc.